Exhibit 10.3

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(September 7, 2016)

This Amendment to Terminaling Services Agreement is made as of the 7th day of September, 2016 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.     Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.      Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.       Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.       Amendments.

2.1       Stipulated Volumes. Schedule B of the Agreement shall be amended to increase the Stipulated Volume at the North Little Rock Terminal Facility by 57,000 barrels effective September 7, 2016, as shown on the Amended Schedule B attached hereto and incorporated herein by this reference.

3.       No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By: /s/ Ken Fenton

Name: Ken Fenton

Title: Executive Vice President

APEX OIL COMPANY, INC.

By: /s/ Christopher J. Schmitt

Name: Christopher J. Schmitt

Title: Chief Financial Officer

AMENDED SCHEDULE B

(Effective as of September 7, 2016)

STIPULATED VOLUMES AND TYPES OF PRODUCT

	Albany	Baltimore	Blakeley Island	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	North Little Rock	Salisbury	St. Louis	Total
Stipulated Volumes/bbl	612,062	853,900	N/A	78,400	101,178	1,780,140	664,107	251,618	433,000	233,559	147,123		5,155,087 (excluding biodiesel and asphalt)
Biodiesel volumes/bbl									500				500
Asphalt Stipulated Volumes/bbl				165,000								347,820	512,820

This Amended Schedule B reflects all revisions to the Agreement as of September 7, 2016.